Exhibit 10.1

AMENDMENT NO. 1
TO
AMENDED AND RESTATED CREDIT AGREEMENT

This Amendment No. 1 dated as of July 9, 2015 (this “Amendment”), is entered into by and between NIC INC., a Delaware corporation, as the Borrower (the “Borrower”) and BANK OF AMERICA, N.A., a national banking association, as Bank and Letter of Credit Issuer (the “Bank”).

Recitals

A.           The Borrower and the Bank have entered into that certain Amended and Restated Credit Agreement dated as of August 6, 2014 (as amended from time to time, the “Credit Agreement”).

B.           The Borrower and the Bank have agreed to certain amendments to the Credit Agreement as more fully described herein.

C.           The Amendment is subject to the representations and warranties of the Borrower and upon the terms and conditions set forth in this Amendment.

Agreement

Now, Therefore, in consideration of the foregoing Recitals, and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, and intending to be legally bound, the Borrower and the Bank hereby agree as follows:

SECTION 1. Defined Terms. Capitalized terms used herein but not otherwise defined herein shall have the meaning assigned to such terms in the Credit Agreement.

SECTION 2. Amendment.

2.1 Section 1.01 of the Credit Agreement is hereby amended by amending and restating the pricing grid contained in the defined term “Applicable Rate” to read in its entirety as follows:

Pricing Level	Leverage Ratio	LIBOR Rate + Letter of Credit	Prime Rate +
1	< 1.50:1.00	1.15%	0.0%
2	≥ 1.50:1.00	1.25%	0.0%

2.1 Section 1.01 of the Credit Agreement is hereby amended by amending and restating clause (b) of the defined term “Change of Control” to read in its entirety as follows:

NIC Inc. - Amendment No. 1 to Amended and Restated Credit Agreement

“(b)           during any period of 24 consecutive months, a majority of the members of the board of directors or other equivalent governing body of the Borrower cease to be composed of individuals (i) who were members of that board or equivalent governing body on the first day of such period, (ii) whose election or nomination to that board or equivalent governing body was approved by individuals referred to in clause (i) above constituting at the time of such election or nomination at least a majority of that board or equivalent governing body or (iii) whose election or nomination to that board or other equivalent governing body was approved by individuals referred to in clauses (i) and (ii) above constituting at the time of such election or nomination at least a majority of that board or equivalent governing body; or”

2.2 Section 1.01 of the Credit Agreement is hereby amended by amending and restating the defined term “Maturity Date” to read in its entirety as follows:

“Maturity Date” means May 1, 2017; provided, however, that if such date is not a Business Day, the Maturity Date shall be the next Business Day.

2.3  Schedule 3.01 to the Credit Agreement is hereby amended by amending and restating clause (a) of Schedule 3.01 to read in its entirety as follows:

(a)   Line of Credit Loan Fee. The Borrower agrees to pay a loan fee for the Line of Credit equal to ten basis points of the Commitment.  This fee is due on the date of this Agreement and annually thereafter.

SECTION 3. Limitations on Amendments.

3.1 The amendments set forth in Section 2 above are effective for the purposes set forth herein and will be limited precisely as written and will not be deemed to (a) be a consent to any other amendment, waiver or modification of any other term or condition of the Credit Agreement or any other Loan Document, (b) otherwise prejudice any right or remedy which the Bank may now have or may have in the future under or in connection with the Credit Agreement or any other Loan Document or (c) be a consent to any future amendment, waiver or modification of any other term or condition of the Credit Agreement or any other Loan Document.

3.2 This Amendment is to be construed in connection with and as part of the Loan Documents and all terms, conditions, representations, warranties, covenants and agreements set forth in the Loan Documents, except as herein waived, are hereby ratified and confirmed and will remain in full force and effect.

SECTION 4. Representations and Warranties.  The Borrower represents and warrants to the Bank as follows:

4.1 Immediately after giving effect to this Amendment the representations and warranties of (i) the Borrower contained in Article V of the Credit Agreement and (ii) each Loan Party contained in each other Loan Document shall be true and correct in all material respects, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct as of such earlier date in all material respects, and the representations and warranties contained in subsections (a) and (b) of Section 5.06 of the Credit Agreement shall be deemed to refer to the most recent statements furnished pursuant to clauses (a) and (b), respectively, of Section 6.02 of the Credit Agreement.

NIC Inc. - Amendment No. 1 to Amended and Restated Credit Agreement

4.2 Immediately after giving effect to this Amendment, no Default or Event of Default has occurred and is continuing.

SECTION 5.     Expenses.  The Borrower agrees to pay to the Bank upon demand, the amount of any and all out-of-pocket expenses, including the reasonable fees and expenses of its counsel, which the Bank may incur in connection with the preparation, documentation, and negotiation of this Amendment and all related documents.

SECTION 6.     Reaffirmation.  The Borrower hereby reaffirms its obligations under each Loan Document (as amended hereby) to which it is a party.

SECTION 7.     Effectiveness.  This Amendment will become effective as of the date hereof upon:

(a) the execution and delivery of this Amendment, whether the same or different copies, by the Borrower and Bank; and

(b) the payment of a one-time upfront fee of $10,000.00 which shall be fully earned by the Bank upon the Bank’s execution and delivery of this Amendment.

SECTION 8.     Governing Law.  This Amendment will be governed by and will be construed and enforced in accordance with the laws of the State of Missouri applicable to agreements made and prepared entirely within such State; provided that the Bank shall retain all rights arising under federal law.

SECTION 9.     Claims, Counterclaims, Defenses, Rights of Set-Off. The Borrower hereby represents and warrants to the Bank that it has no knowledge of any facts that would support a claim, counterclaim, defense or right of set-off.

SECTION 10.  Counterparts.  This Amendment may be signed in any number of counterparts, and by different parties hereto in separate counterparts, with the same effect as if the signatures to each such counterpart were upon a single instrument.  All counterparts will be deemed an original of this Amendment.

[Remainder of Page Intentionally Left Blank]

NIC Inc. - Amendment No. 1 to Amended and Restated Credit Agreement

In Witness Whereof, the parties hereto have caused this Amendment to be executed as of the date first written above.

Borrower:	NIC INC.
a Delaware corporation

By:
Name:
Title:

Bank:	BANK OF AMERICA, N.A.

By:
Name:
Title:

NIC Inc. - Amendment No. 1 to Amended and Restated Credit Agreement

CONSENT TO AMENDMENT NO. 1
TO AMENDED AND RESTATED CREDIT AGREEMENT

Each of the undersigned is a Guarantor and party to that certain Amended and Restated Continuing and Unconditional Guaranty dated August 6, 2014 (the “Guaranty”) in favor of Bank of America, N.A. pursuant to which the Guarantors have guaranteed the obligations of NIC INC. to Bank of America, N.A., as Bank and L/C Issuer pursuant to or in connection with that certain Amended and Restated Credit Agreement dated August 6, 2014 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”) and the other Loan Documents (as defined in the Credit Agreement).  Each of the Guarantors hereby consents to Amendment No. 1 to the Amended and Restated Credit Agreement dated as of July 9, 2015.

Each Guarantor hereby reaffirms its obligations under the Guaranty.

In Witness Whereof, the Guarantors have caused this Consent to be executed as of July 9, 2015.

ALABAMA INTERACTIVE, LLC, an Alabama limited liability company

ARKANSAS INFORMATION CONSORTIUM, LLC, an Arkansas limited liability company

COLORADO INTERACTIVE, LLC, a Colorado limited liability company

CONNECTICUT INTERACTIVE, LLC, a Connecticut limited liability company

HAWAII INFORMATION CONSORTIUM, LLC, a Hawaii limited liability company

IDAHO INFORMATION CONSORTIUM, LLC, an Idaho limited liability company

INDIANA INTERACTIVE, LLC, an Indiana limited liability company

IOWA INTERACTIVE, LLC, an Iowa limited liability company

KANSAS INFORMATION CONSORTIUM, LLC, a Kansas limited liability company

NIC Inc. - Amendment No. 1 to Amended and Restated Credit Agreement

KENTUCKY INTERACTIVE LLC, a Kentucky limited liability company

MAINE INFORMATION NETWORK, LLC, a Maine limited liability company

MISSISSIPPI INTERACTIVE, LLC, a Mississippi limited liability company

MONTANA INTERACTIVE, LLC, a Montana limited liability company

NICUSA, INC., a Kansas corporation

NIC FEDERAL, LLC, f/k/a NIC TECHNOLOGIES, LLC, a Kansas limited liability company

NEBRASKA INTERACTIVE, LLC, a Nebraska limited liability company

NEW JERSEY INTERACTIVE, LLC, a New Jersey limited liability company

NEW MEXICO INTERACTIVE, LLC, a New Mexico limited liability company

NIC SERVICES, LLC, a Colorado limited liability company

OKLAHOMA INTERACTIVE, LLC, an Oklahoma limited liability company

PENNSYLVANIA INTERACTIVE, LLC, a Pennsylvania limited liability company

RHODE ISLAND INTERACTIVE, LLC, a Rhode Island limited liability company

SOUTH CAROLINA INTERACTIVE, LLC, a South Carolina limited liability company

TEXAS NICUSA, LLC, a Texas limited liability company

NIC Inc. - Amendment No. 1 to Amended and Restated Credit Agreement

UTAH INTERACTIVE, LLC, a Utah limited liability company

VERMONT INFORMATION CONSORTIUM, LLC, a Vermont limited liability company

VIRGINIA INTERACTIVE, LLC, a Virginia limited liability company

WEST VIRGINIA INTERACTIVE, LLC, a West Virginia limited liability company

WISCONSIN INTERACTIVE NETWORK, LLC, a Wisconsin limited liability company

By:	/s/ William F. Bradley, Jr.
Name:	William F. Bradley, Jr.
Title:	Secretary

NIC Inc. - Amendment No. 1 to Amended and Restated Credit Agreement